UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 5, 2002
                                                          ----------------

                           CONSTELLATION BRANDS, INC.
                          ----------------------------
                           (Exact name of registrant
                          as specified in its charter)


    Delaware                       001-08495                     16-0716709
----------------            ------------------------        --------------------
(State or other             (Commission File Number)        (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



              300 WillowBrook Office Park, Fairport, New York 14450
              -----------------------------------------------------
              (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (585) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
-------

Constellation Brands, Inc. released the following information on February 5, 2002:

                  CONSTELLATION BRANDS RAISES EARNINGS OUTLOOK
   Company expects fourth quarter earnings between $0.61 and $0.64 per share

FAIRPORT, NEW YORK, FEBRUARY 5, 2002 - Constellation Brands, Inc. (NYSE: STZ and STZ.B) announced that it has raised its estimate range for earnings before extraordinary items for its fiscal fourth quarter (ending February 28, 2002) by $0.05 per share, to between $0.61 and $0.64 per share. The change is primarily due to effects from planned price increases beginning in March 2002 for its Mexican beer portfolio. The Company noted that beer shipments in the fourth quarter have been running ahead of expectations, which, coupled with the success of its wine industry acquisitions, will result in the earnings growth. Mexican brands imported and distributed by Constellation's beer business in the U.S. include the number one import Corona Extra, Corona Light, Pacifico, Modelo Especial and Negra Modelo.

The increased outlook is expected to result in full fiscal year earnings before extraordinary items of between $3.10 and $3.13 per share. Constellation also indicated it expects to achieve mid-teens earnings per share growth for the next fiscal year ending February 28, 2003, citing the strength of its broad portfolio of beverage alcohol products and the continuing success of its acquisitions.

The Company will be recording an extraordinary charge, net of income taxes, of $1.6 million, or between $0.03 and $0.04 per share, in the fourth quarter related to its refinancing of $195 million 8 3/4% senior subordinated notes due 2003 with 8 1/8% senior subordinated notes due 2012. Fees that would have been amortized over the remaining two years of the notes will be written off immediately.

ABOUT CONSTELLATION

Constellation Brands, Inc. is a leader in the production and marketing of beverage alcohol brands in North America and the United Kingdom and is a leading independent drinks wholesaler in the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the third largest supplier of distilled spirits, Constellation is the largest single-source supplier of these products in the United States. In the United Kingdom, Constellation is a leading marketer of wine and the second largest producer and marketer of cider. Leading brands in Constellation's portfolio include:
Franciscan Oakville Estate, Simi, Estancia, Ravenswood, Corona Extra, Modelo Especial, St. Pauli Girl, Almaden, Arbor Mist, Talus, Vendange, Alice White, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn and K.

STATUS OF BUSINESS OUTLOOK

During the current quarter, Constellation may reiterate its estimates for its fiscal fourth quarter and fiscal year 2002 as set forth above (collectively, the "Outlook"). Prior to the start of the Quiet Period (described below), the public can continue to rely on the Outlook as still being Constellation's current expectations on the matters covered, unless Constellation publishes a notice stating otherwise.

Beginning February 15, 2002, Constellation will observe a "Quiet Period" during which the Outlook no longer constitutes the Company's current expectations. During the Quiet Period, the Outlook should be considered to be historical, speaking as of prior to the Quiet Period only and not subject to update by the Company. During the Quiet Period, Constellation's representatives will not comment concerning the Outlook or Constellation's financial results or expectations. The Quiet Period will extend until the day when Constellation's next quarterly Earnings Release is published, presently scheduled for Thursday, April 11, 2002.

FORWARD-LOOKING STATEMENTS

The Outlook, as well as all other statements set forth in this press release which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by the forward-looking statements. The
Company's forward-looking statements are based on management's current expectations and unless otherwise noted do not take into account the impact of any future acquisition, merger or any other business combination, divestiture or financing that may be completed after the date of this release. Any projections of future results of operations, and in particular, (i) the Company's estimated diluted earnings per share before extraordinary items for the quarter ending February 28, 2002, (ii) the Company's estimated diluted earnings per share before extraordinary items for the twelve months ending February 28, 2002, and
(iii) the Company's estimated earnings per share growth for the fiscal year ending February 28, 2003, should not be construed in any manner as a guarantee that such results will in fact occur. In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of the Company contained in this press release are also subject to the following risks and uncertainties: expectations that our recent acquisitions and our joint venture will achieve certain sales projections and meet certain cost targets; the successful integration of our recent acquisitions; wholesalers and retailers may give higher priority to products of our competitors; raw material supply, production or shipment difficulties could adversely affect our ability to supply our customers; increased competitive activities in the form of pricing, advertising and promotions could adversely impact consumer demand for our products and/or result in higher than expected selling, general and administrative expenses; a general decline in alcohol consumption; increases in federal and state excise taxes on beverage alcohol products; changes in foreign exchange rates. For additional information about risks and uncertainties that could adversely affect the Company's forward-looking statements, please refer to the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    CONSTELLATION BRANDS, INC.

Dated: February 5, 2002             By: /s/ Thomas S. Summer
                                        --------------------------------
                                        Thomas S. Summer, Executive Vice
                                        President and Chief Financial
                                        Officer

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None